            FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


                 THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of October 30, 1998, is by and among Genicom Corporation (the "Borrower"), the subsidiaries of the Borrower identified on the signature pages hereto (the "Guarantors"), the several lenders identified on the signature pages hereto (each a "Lender" and, collectively, the "Lenders") and NationsBank, N.A., as agent for the Lenders (in such capacity, the "Agent").

                                   WITNESSETH

                 WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent entered into that certain Amended and Restated Credit Agreement dated as of September 5, 1997, as amended by that First Amendment to Amended and Restated Credit Agreement dated as of October 31, 1997, as amended by that Second Amendment to Amended and Restated Credit Agreement dated as of March 12, 1998, as amended by that letter agreement dated May 5, 1998 and as amended by that Fourth Amendment to Amended and Restated Credit Agreement and Waiver dated as of July 2, 1998 (as so amended, the "Existing Credit Agreement").

                 WHEREAS, the parties have agreed to amend the Existing Credit Agreement as set forth herein.

                 NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                     PART I
                                  DEFINITIONS

                 1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                 "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                 "Amendment No. 5 Effective Date" is defined in Part III.

                 2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

                 Effective on (and subject to the occurrence of) the Amendment No. 5 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

                 1. Amendments to Section 1.1. The following definitions appearing in Section 1.1 of the Existing Credit Agreement are amended in their entireties to read as follows:

                          "Applicable Percentage" means, for purposes of
                 calculating the applicable interest rate for any day for any Eurodollar Loan which is a Revolving Loan, Tranche A Term Loan, Tranche B Term Loan or Foreign Currency Loan or for any Base Rate Loan which is a Revolving Loan, Tranche A Term Loan or Tranche B Term Loan, the applicable rate of the Unused Fee for any day for purposes of Section 3.5(a) or the applicable rate of the Standby Letter of Credit Fee for any day for purposes of Section 3.5(b)(i), the appropriate applicable percentage set forth below:

-----------------------------------------------------------------------------------------------------------------
                         Applicable
    Applicable          Percentage for        Applicable
   Percentage for      Base Rate Loans        Percentage         Applicable
  Eurodollar Loans        which are               for             Percentage
     which are            Revolving           Eurodollar           for Base         Applicable
  Revolving Loans,          Loans,            Loans which         Rate Loans        Percentage       Applicable
   Tranche A Term      Swingline Loans        are Tranche         which are         for Standby      Percentage
  Loans or Foreign       or Tranche A           B Term            Tranche B          Letter of       for Unused
   Currency Loans         Term Loans             Loans            Term Loans        Credit Fee           Fee
-----------------------------------------------------------------------------------------------------------------
       3.50%                2.25%               3.50%               2.25%             3.00%            0.50%
-----------------------------------------------------------------------------------------------------------------

                          "Borrowing Base" means (i) as of any day prior to
                 February 15, 1999, the sum of (a) 85% of Eligible Receivables and (b) 55% of Eligible Inventory, in each case as set forth in the most recent Borrowing Base Report delivered to the Agent and the Lenders in accordance with the terms of section 7.1(e); provided, however, that the amount determined pursuant to clause (b) above shall not exceed 50% of the total Borrowing Base, and (ii) as of any day on or after February 15, 1999, the Original Borrowing Base; provided further, however, that for purposes of determining the Borrowing Base on February 15, 1999 and the need for a prepayment under
                 Section 3.3(b)(i), Eligible Receivables and Eligible Inventory will be as they existed on January 3, 1999.

                          "Interest Payment Date" means (i) as to any Base Rate
                 Loan, the last day of each calendar month and the Maturity Date, and (ii) as to any Eurodollar Loan, the last day of each calendar month, the last day of each Interest Period for such Loan and the Maturity Date. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day, except that in the case where the last day of an Interest Period for a Eurodollar Loan falls on a date which is not a Business Day and where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day.

                 2. Amendment to Section 3.1. Section 3.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                          3.1 Default Rate. Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then 2% greater than the Base Rate).

                 3. Amendment to Section 3.3(b)(iii). Section 3.3(b)(iii) of the Existing Credit Agreement is hereby amended to add the following sentence at the end of such section:

                 Notwithstanding anything to the contrary contained herein, (x) immediately upon receipt by the Borrower or any of its Subsidiaries of proceeds from the sale of the Borrower's facility located in Waynesboro, Virginia ("Waynesboro Sale"), the Borrower shall prepay the Loans in an amount equal to the Net Proceeds of the Waynesboro Sale to the Lenders (such prepayment to be applied as set forth in clause (vii) below) and (y) immediately upon receipt by the Borrower or any of its Subsidiaries of any United States federal and state income tax refunds, the Borrower shall prepay the Loans in an aggregate amount equal to 100% of such income tax refunds (such prepayment to be applied as set forth in clause (vii) below).

                 4. Amendment to Section 3.5(a). Section 3.5(a) of the Existing Credit Agreement is hereby amended to add the following sentence to the end of such Section to read as follows::

                 Notwithstanding anything to the contrary contained herein, beginning November 30, 1998, the Unused Fee shall be due and payable in arrears on the last day of each calendar month
                 (and any date that the Revolving Committed Amount is reduced as provided in Section 3.4(a) and the Maturity Date) for the immediately preceding month (or portion thereof) each such month or portion thereof for which the Unused Fee is payable hereunder being herein referred to as an "Unused Fee Calculation Period"); provided however, the accrued and unpaid Unused Fee for the period beginning October 1, 1998 until November 30, 1998 shall be due and payable on November 30, 1998.


                 5.       Amendment to Section 3.5(b)(i). The last sentence of
Section 3.5(b)(i) of the Existing Credit Agreement is hereby amended in its entirety to read as follows::

                 The Standby Letter of Credit Fee will be payable monthly in arrears on the last day of each calendar month, beginning November 30, 1998, for the immediately preceding month (or a portion thereof); provided however, the accrued and unpaid Standby Letter of Credit Fee for the period beginning October 1, 1998 until November 30, 1998 shall be due and payable on November 30, 1998.

                 6. Amendment to Section 3.5(b)(iii)(A). Section 3.5(b)(iii)(A) of the Existing Credit Agreement is hereby amended in its entirety to read as follows::

                 (A) a standby Letter of Credit fronting fee of 0.125% on the average daily maximum amount available to be drawn under each standby Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration, such fronting fee to be payable monthly in arrears on the last day of each calendar month, beginning November 30, 1998, for the immediately preceding month (or a portion thereof); provided however, the accrued and unpaid fronting fee payable hereunder for the period beginning October 1, 1998 until November 30, 1998 shall be due and payable on November 30, 1998,

                 7. Amendment to Section 7.1. A new subsection (m) is added to Section 7.1 of the Existing Credit Agreement to read as follows:

                          (m) Flash Reports. As soon as available, and in any event within 15 days after the close of each fiscal month, a flash report containing (i) a comparison of the Borrower's financial condition and performance with the plan presented by the Borrower at the October 21, 1998 meeting of the Borrower and the Lenders, and (ii) an analysis of the Borrower's accounts payable and the status of the Borrower's vendor relationships, all in reasonable form and detail satisfactory to the Lenders and prepared by the Borrower and independent consultants of recognized national standing reasonably acceptable to the Lenders.

                 8. Amendment to Section 7.11. Sections 7.11(b) and (c) of the Existing Credit Agreement are hereby amended in their entirety to read as follows:

                 (b) Consolidated Funded Debt Coverage Ratio. The Consolidated Funded Debt Coverage Ratio at each Calculation Date shall be no greater than the following proportions:

                  Period                                                  Ratio
                  ------                                                  -----
                 As of the last day of                                    5.25 to 1.00
                 the third fiscal quarter
                 of fiscal year 1997 of the
                 Borrower and its Subsidiaries

                 As of the last day of the                                6.50 to 1.00
                 fourth fiscal quarter of
                 fiscal year 1997 of the
                 Borrower and its Subsidiaries

                 As of the last day of the                                6.25 to 1.00
                 first fiscal quarter of fiscal
                 year 1998 of the Borrower and
                 its Subsidiaries

                 As of the last day of                                    4.00 to 1.00
                 the second fiscal quarter
                 of fiscal year 1998 of
                 the Borrower and its
                 Subsidiaries

                 As of the last day of                                    4.50 to 1.00
                 the third fiscal quarter
                 of fiscal year 1998 of
                 the Borrower and its
                 Subsidiaries

                 As of the last day of                                    4.50 to 1.00
                 the fourth fiscal quarter
                 of fiscal year 1998 of
                 the Borrower and its
                 Subsidiaries

                 As of the last day of                                    3.50 to 1.00
                 the first fiscal quarter
                 of fiscal year 1999 of
                 the Borrower and its
                 Subsidiaries

                 As of the last day of                                    3.25 to 1.00
                 the second fiscal quarter
                 of fiscal year 1999 of
                 the Borrower and its
                 Subsidiaries

                 As of the last day of                                    3.00 to 1.00
                 the third fiscal quarter
                 of fiscal year 1999
                 of the Borrower and its
                 Subsidiaries and thereafter

                 (c) Consolidated Fixed Charge Coverage Ratio. The Consolidated Fixed Charge Coverage Ratio at each Calculation Date shall be no less than the following proportions:

                 Period                                                   Ratio
                 ------                                                   -----
                 For the period occurring                                 1.25 to 1.00
                 from the Closing Date
                 through the last
                 day of the first fiscal
                 quarter of fiscal year 1998
                 of the Borrower and its
                 Subsidiaries

                 For the period occurring                                 2.00 to 1.00
                 from the first day of the
                 second fiscal quarter of
                 fiscal year 1998 through
                 the last day of the second
                 fiscal quarter of fiscal
                 year 1998 of the Borrower
                 and its Subsidiaries

                 For the period occurring                                 1.75 to 1.00
                 from the first day of the
                 third fiscal quarter of
                 fiscal year 1998 through
                 the last day of the
                 third fiscal quarter of fiscal
                 year 1998 of the Borrower
                 and its Subsidiaries

                 For the period occurring                                 1.50 to 1.00
                 from the first day of the
                 fourth fiscal quarter of
                 fiscal year 1998 through
                 the last day of the
                 fourth fiscal quarter of fiscal
                 year 1998 of the Borrower
                 and its Subsidiaries

                 For the period occurring                                 1.75 to 1.00
                 from the first day of the
                 first fiscal quarter of
                 fiscal year 1999 of the
                 Borrower and its
                 Subsidiaries and thereafter

                 9. New Sections 7.17 and 7.18. New Sections 7.17 and 7.18 are hereby added to the Existing Credit Agreement immediately following Section
7.16 thereof which shall read as follows:

                    7.17 Meetings Regarding Flash Reports; Review Plan. Upon delivery of the flash reports required under Section 7.1(m), the Borrower and the consultants involved in the preparation of such flash reports shall immediately meet with the Lenders to discuss such reports. The Borrower shall cause such consultants to conduct any and all due diligence necessary to (i) review the plan presented by the Borrower at the October 21, 1998 meeting of the Borrower and the Lenders and (ii) discuss and recommend any changes to such plan, if necessary,with the Lenders on or before February 15, 1999.

                    7.18 Collateral Review. Borrower will, and will cause each of its Subsidiaries to, permit representatives of the Agent and the Lenders to conduct reviews of all assets of the Borrower and its Subsidiaries, wherever such assets may be located, which do not constitute Collateral. At the reasonable request of the Agent or any Lender, Borrower will, and will cause each of its Subsidiaries to, execute and deliver any documents, instruments or agreements or take any other actions requested by the Agent or any Lender to cause any or all of its real (whether leased or owned) property or personal property, wherever located, and which the Agent or any such Lender shall reasonably require to be Collateral, to be subject at all times to first priority, perfected and, in the case of real property (whether leased or owned), title insured Liens in favor of the Agent for the benefit of the Lenders.

                                    PART III
                          CONDITIONS TO EFFECTIVENESS

                 1. Amendment No. 5 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 5 Effective Date") when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 5."

                 2. Execution of Counterparts of Amendment. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

                 3. Corporate Existence. The Agent shall have received all documents it may reasonably request relating to the existence and good standing of each of the Credit Parties, the corporate or other necessary authority for and the validity of this Amendment, and any other matters relevant thereto, all in form and substance reasonably satisfactory to the Agent.

                 4. Legal Opinion. The Agent shall have received a legal opinion of McGuire, Woods, Battle & Boothe, counsel for the Credit Parties in form and substance reasonably satisfactory to the Agent.

                 5. Officer's Certificate. The Agent shall have received a certificate executed by the chief financial officer of the Borrower as of the Amendment No. 5 Effective Date stating that, immediately after giving effect to this Amendment and the transactions contemplated hereby, (i) each of the Credit Parties is Solvent, (ii) no Default or Event of Default exists and (iii) the representations and warranties set forth in the Existing Credit Agreement are true and correct in all material respects.

                 6. Material Adverse Change. Except as otherwise previously disclosed in writing to the Lenders, no material adverse change shall have occurred since December 29, 1996 in the condition (financial or otherwise), business or management of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

                 7. Fees and Expenses. All out-of-pocket fees and expenses of Agent or any Lender in connection with the Credit Documents, including this Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment, including, without limitation, the fees and expenses of Winstead Sechrest & Minick P.C, shall have been paid.

                 8. Settlement Agreement. The Agent shall have received a copy, certified by the chief financial officer of the Borrower as true and complete, of the executed settlement agreement by and between the Borrower and Electronic Data Systems Corporation, pertaining to the commercialization of accounts payable, and of each other document or instrument executed in connection therewith.

                 9. UCC-1 Financing Statements; Landlord's Waivers; Security Agreements. The Agent shall have received (i) duly executed UCC financing statements for each appropriate jurisdiction as is necessary, in the Agent's sole discretion, to perfect the Agent's security agreement in the Collateral;
(ii) duly executed patent or trademark filings as requested by the Agent in order to perfect the Agent's security interest in the Collateral; and (iii) updated and complete schedules to the Security Agreement.

                 10. Other Items. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.


                                    PART IV
                                 MISCELLANEOUS

                 1. Representations and Warranties. Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents which has not been waived and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

                 2. Releases. In consideration of Lenders' agreements herein and certain other good and valuable consideration, the Borrower and each Guarantor hereby expressly acknowledge and agree that none of them has any setoffs, counterclaims, adjustments, recoupments, defenses, claims or actions of any character, whether contingent, non-contingent, liquidated, unliquidated, fixed, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown, against any Lender or the Agent or any grounds or cause for reduction, modification or subordination of the obligations of Borrower or any Guarantor under the Credit Documents or any liens or security interests of any Lender or the Agent in each case which arose on or prior to the date hereof. To the extent Borrower or any Guarantor may possess any such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds or causes, each of the Borrower and Guarantors hereby waives, and hereby releases each Lender and Agent from, any and all of such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds and causes, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted counsel with respect thereto.

                 3. Cross-References. References in this Amendment to any Part are, unless otherwise specified, to such Part of this Amendment.

                 4. Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

                 5. References in Other Credit Documents. At such time as this Amendment No. 5 shall become effective pursuant to the terms of Part III, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 5.

                 6. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                 7. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                 8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                 IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

                               BORROWER:
                               --------

                               GENICOM CORPORATION


                               By /s/James C. Gale
                               Title:  Senior Vice President


                               GUARANTORS:
                               ----------

                               GENICOM INTERNATIONAL HOLDINGS
                               CORPORATION


                               By /s/James C. Gale
                               Title:  President


                               GENICOM INTERNATIONAL SALES
                               CORPORATION


                               By /s/James C. Gale
                               Title:  President


                               DELMARVA TECHNOLOGIES CORPORATION


                               By
                               Title:  President


                               RASTEK CORPORATION


                               By /s/James C. Gale
                               Title:  President and Treasurer


                               ENTERPRISING SERVICE SOLUTIONS

                               CORPORATION


                               By /s/James C. Gale
                               Title:  Vice President

                               PRINTER SYSTEMS CORPORATION


                               By /s/James C. Gale
                               Title:  Vice President


                               THE PRINTER CONNECTION, INC.


                               By /s/James C. Gale
                               Title:  Vice President


                               PRINTER SYSTEMS INTERNATIONAL, LTD.


                               By /s/James C. Gale
                               Title:  Vice President

                               LENDERS:
                               -------

                               NATIONSBANK, N.A. (formerly NationsBank
                               of Texas, N.A.), individually as a Leader and in its capacity as Agent


                               By /s/Jay Wampler
                               Title: Vice President

                               CREDITANSTALT CORPORATE FINANCE, INC.


                               By
                                 ----------------------------------
                               Title:


                               By
                                 ----------------------------------
                               Title:


                               DEEPROCK & COMPANY
                               By: Eaton Vance Management, as Investment
                               Advisor


                               By
                                 ----------------------------------
                               Title:


                               CRESTAR BANK


                               By
                                 ----------------------------------
                               Title:


                               THE RIGGS NATIONAL BANK OF
                               WASHINGTON, D.C.

                               By
                                 ----------------------------------
                               Title:


                               FLOATING RATE PORTFOLIO

                               By: Chancellor LGT Senior Secured
                                   Management, Inc., as attorney-in-fact

                               By
                                 ----------------------------------
                               Title:

                               KZH HOLDING CORPORATION III


                               By
                                 ----------------------------------
                               Title:


                               TORONTO DOMINION (TEXAS), INC.


                               By
                                 ----------------------------------
                               Title:


                               SENIOR DEBT PORTFOLIO
                               By:  Boston Management and Research,
                                    as Investment Advisor


                               By
                                 ----------------------------------
                               Title:


                               CERES FINANCE LTD.


                               By
                                 ----------------------------------
                               Title:


                               AERIES FINANCE LTD.


                               By
                                 ----------------------------------
                               Title:


                               BANK OF SCOTLAND


                               By
                                 ----------------------------------
                               Title:

                               NATIONAL CITY BANK OF KENTUCKY


                               By
                                 ----------------------------------
                               Title: